UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  May 26, 2020

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 26, 2020, LTC Properties, Inc. (“LTC”) appointed Pamela Shelley-Kessler and Clint Malin to the newly created positions of Co-Presidents. Ms. Shelley-Kessler will retain her role as LTC’s Chief Financial Officer, and Mr. Malin will continue as LTC’s Chief Investment Officer. Wendy Simpson will remain LTC’s Chairman and Chief Executive Officer.

Item 5.07. — Submission of Matters to a Vote of Security Holders

On May 27, 2020, LTC held its 2020 Annual Meeting of Stockholders virtually, via live webcast. At the Annual Meeting, the following matters were considered and voted upon:

Proposal No. 1: Stockholders elected five directors to serve on the Board of Directors of LTC for the ensuing year and until the election and qualification of their respective successors, based upon the following votes:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Boyd W. Hendrickson	24,759,072	1,244,938	88,506	6,462,562
James J. Pieczynski	23,990,240	2,012,795	89.841	6,462,562
Devra G. Shapiro	24,983,661	1,021,260	87,596	6,462,562
Wendy L. Simpson	24,424,285	1,581,489	86,742	6,462,562
Timothy J. Triche, M.D.	25,535,756	3,469,111	87,649	6,462,562

Proposal No. 2: Stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of LTC for fiscal 2020, based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
31,569,3222	827,796	157,960	-0-

Proposal No. 3: Stockholders approved, on an advisory basis, the compensation of the named executive officers of LTC, based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
24,752,189	1,146,644	193,683	6,462,562

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: May 29, 2020	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman and CEO